UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2010

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3939 North First Street, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 11, 2010, SunPower Corporation (“SunPower”) issued the press release attached as Exhibit 99.1 hereto announcing its results of operations for the third quarter of fiscal 2010.

On November 11, 2010, SunPower held its third-quarter earnings conference call at 1:30 p.m. Pacific Time. The transcript for the call is attached as Exhibit 99.2 hereto. An investor presentation and supplemental financial information were made available on SunPower's website prior to the call, and are attached as Exhibit 99.3 and Exhibit 99.4 hereto, respectively.

The information contained in Item 2.02 and Item 9.01 of this report on Form 8-K and Exhibits 99.1, 99.2, 99.3 and 99.4 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 12, 2010, SunPower Philippines Manufacturing Ltd. (“SPML”), a wholly owned subsidiary of SunPower, borrowed $50 million under the Mortgage Loan Agreement with International Finance Corporation, which was previously disclosed on a SunPower Current Report on Form 8-K on May 10, 2010.  A total of $25 million remains available for borrowing under the Mortgage Loan Agreement.  SPML shall repay the amount borrowed, starting 2 years after the date of borrowing, in 10 equal semiannual installments over the following 5 years.  SPML shall pay interest of LIBOR plus 3% per annum on outstanding borrowings, and a front-end fee of 1% on the principal amount of borrowings at the time of borrowing, and a commitment fee of 0.5% per annum on funds available for borrowing and not borrowed.  SPML may prepay all or a part of the outstanding principal, subject to a 1% prepayment premium.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits
99.1	Press release dated November 11, 2010.
99.2	Transcript of earnings call November 11, 2010.
99.3	Investor presentation posted on SunPower website November 11, 2010.
99.4	Supplemental financial information posted on SunPower website November 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: November 12, 2010	By:	/s/ Dennis V. Arriola
Name: Dennis V. Arriola
Title: Executive Vice President
and Chief Financial Officer

Exhibits Index
99.1	Press release dated November 11, 2010.
99.2	Transcript of earnings call November 11, 2010.
99.3	Investor presentation posted on SunPower website November 11, 2010.
99.4	Supplemental financial information posted on SunPower website November 11, 2010.